UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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QNB Corp.
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Proxy Statement April 12, 2016

P.O. Box 9005 Quakertown, PA 18951-9005 TEL (215)538-5600 FAX (215)538-5765

April 12, 2016

Dear Fellow Shareholder:

You are invited to attend QNB Corp.’s 2016 Annual Meeting of Shareholders on Tuesday, May 24, 2016. The meeting will be held at the offices of QNB Bank, 320 West Broad Street, Quakertown, Pennsylvania at 11:00 a.m., Eastern time. Enclosed are the notice of the annual meeting, proxy statement and proxy card for the annual meeting. Our 2015 Annual Report on Form 10-K accompanies these enclosures.

At this year's annual meeting, you are being asked to elect the three Class I director nominees of the Board of Directors, to approve the 2016 Employee Stock Purchase Plan and to ratify the Audit Committee’s appointment of Baker Tilly Virchow Krause, LLP as QNB Corp.’s independent registered public accounting firm for 2016. At the meeting, we will also consider an advisory vote to approve the compensation of our named executive officers. These proposals are fully described in the accompanying proxy statement, which you are urged to read carefully.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY ENDORSED THE NOMINEES FOR ELECTION. WE RECOMMEND THAT YOU VOTE "FOR" ALL THREE NOMINEES, “for” the advisory vote to approve named executive officer compensation, “FOR” THE APPROVAL OF THE 2016 EMPLOYEE STOCK PURCHASE PLAN AND “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning your proxy card in the enclosed envelope.

If you have any questions with regard to the annual meeting, please contact Jean Scholl at (215) 538-5600, extension 5719.

Thank you for your cooperation and continuing support.

Sincerely,

David W. Freeman

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

QNB CORP.

TO BE HELD ON MAY 24, 2016

TO OUR SHAREHOLDERS:

The 2016 Annual Meeting of the Shareholders of QNB Corp. will be held at the offices of QNB Bank, 320 West Broad Street, Quakertown, Pennsylvania on Tuesday, May 24, 2016, beginning at 11:00 a.m., Eastern time, for the purpose of considering and acting upon the following matters:

(1)	election of the three Class I director nominees of the Board of Directors;

(2)	an advisory vote to approve the compensation of our named executive officers;

(3)	approval of the Corporation’s 2016 Employee Stock Purchase Plan;

(4)	ratification of the appointment of Baker Tilly Virchow Krause, LLP as QNB’s independent registered public accounting firm for 2016; and

(5)	such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed the close of business on March 22, 2016 as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting, either in person or by proxy.

All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, you are requested to complete, date and sign the proxy card, and return it promptly in the enclosed envelope provided. At any time prior to the proxy being voted, it is revocable by written notice to QNB Corp. in accordance with the instructions set forth in the enclosed proxy statement, including by voting at the meeting in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 24, 2016: Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2016 Annual Meeting of Shareholders are available on the Internet. The proxy statement, the proxy card and the 2015 Annual Report to Shareholders on Form 10-K are available at www.qnbbank.com under the “Investor Relations” link.

If you plan to attend the annual meeting, please bring photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date.

By Order of the Board of Directors,

Lucy P. N. Sharp, Esq.

Secretary

Quakertown, Pennsylvania

April 12, 2016

QNB Corp.

15 North Third Street

P.O. Box 9005

Quakertown, Pennsylvania 18951

(215) 538-5600

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS – MAY 24, 2016

This proxy statement is being furnished to holders of the common stock, par value $0.625 per share, of QNB Corp. (herein referred to as QNB or the Corporation) in connection with the solicitation of proxies by the Board of Directors for use at the 2016 Annual Meeting of Shareholders.

As of the date of this proxy statement, the Board of Directors knows of no business that will be presented for consideration at the annual meeting other than that referred to in the accompanying Notice of Annual Meeting and described in this proxy statement. As to other business, if any, properly presented at the annual meeting, executed proxies will be voted in accordance with the judgment of the person or persons voting the proxy or the recommendation of the Board of Directors.

The cost of solicitation of proxies will be paid by QNB. QNB will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of QNB’s common stock. In addition to solicitations by mail, directors, officers, and employees of QNB and the Bank may solicit proxies personally, by telephone or other electronic means without additional compensation.

These proxy materials are first being mailed to shareholders on or about April 12, 2016.

Date, Time and Place of Meeting

QNB’s annual shareholders’ meeting will be held on Tuesday, May 24, 2016, beginning at 11:00 a.m., Eastern time. The meeting will be held at QNB Bank’s (the Bank) offices at 320 West Broad Street, Quakertown, Pennsylvania.

Outstanding Securities; Quorum; Voting Rights; and Record Date

The close of business on March 22, 2016 was fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting. As of the close of business on the record date, QNB had 3,373,266 shares of common stock issued and outstanding.

Shareholders are entitled to one vote for each share of common stock held of record on the record date with respect to each matter to be voted on at the annual meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock on the record date is necessary to constitute a quorum at the annual meeting. We intend to count as present shares present in person but not voting and shares for which we have received proxies but for which the holders of such shares have withheld votes or abstained. We also intend to count as present shares represented by proxies returned by a broker holding shares for a beneficial owner in nominee or street name even if the shares are not entitled to be voted on a particular proposal because the nominee does not have discretionary voting authority with respect to that proposal and has not received instructions from the beneficial owner (commonly referred to as “broker non-votes”).

QNB’s Bylaws and Pennsylvania law govern the vote needed to elect directors and approve the other matters to be considered at the annual meeting. In the case of the election of the Class I directors, assuming the presence of a quorum, the three candidates receiving the highest number of votes will be elected to the Board of Directors. Assuming the presence of a quorum, a majority of the votes cast at the meeting is required to approve the advisory vote on the compensation of QNB’s named executive officers, to approve the Corporation’s 2016 Employee Stock Purchase Plan, and to ratify the appointment of Baker Tilly Virchow Krause, LLP as QNB’s registered public accounting firm for 2016. Because they are not considered votes cast, abstentions and broker non-votes have no effect on the matters to be considered at the annual meeting.

You may not vote your shares held by a broker in nominee or “street” name at the annual meeting unless you obtain a legal proxy from your broker or holder of record.

Solicitation of Proxies

The Board of Directors is soliciting proxies for use at QNB’s 2016 Annual Meeting of Shareholders.

Voting and Revocability of Proxies

Shares of common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on the proxies, the shares will be voted FOR the election of QNB’s nominees to the Board of Directors, FOR the advisory vote to approve the compensation of QNB’s named executive officers, FOR the approval of the Corporation’s 2016 Employee Stock Purchase Plan and FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as QNB’s independent registered public accounting firm for 2016. The Board of Directors does not anticipate that any matters will be presented at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the annual meeting, proxies will be voted at the discretion of the proxy holders as to such matters upon the recommendation of the Board of Directors.

A shareholder of record who executes and returns a proxy has the power to revoke it at any time before it is voted by delivering to Lucy P. N. Sharp, Esq., Secretary of QNB, at the offices of QNB, at 320 West Broad Street, P.O. Box 9005 Quakertown, Pennsylvania, 18951, either a written notice of the revocation or a duly executed later-dated proxy, or by attending the annual meeting and voting in person after giving notice of the revocation.

PROPOSAL 1

ELECTION OF THE THREE CLASS I DIRECTOR NOMINEES

The Board of Directors

QNB’s Articles of Incorporation and Bylaws provide that the Board of Directors consists of no less than seven or no more than fifteen members divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible. The three directors currently constituting Class I have been nominated for re-election at the annual meeting. The remaining Directors in Class II will hold office until the 2017 annual meeting and the Directors in Class III will hold office until the 2018 annual meeting. Mr. Rosenberger informed the Board that he intends to retire from the QNB and Bank Boards of Directors immediately following the annual meeting on May 24, 2016, completing 32 years of continuous service.

The Class I Director Nominees of the Board of Directors

At the annual meeting, three Class I directors will be elected. Each director so elected will hold office until the 2019 Annual Meeting of Shareholders and until his or her successor in office is duly qualified and elected.

To the extent given discretion, the persons named in the accompanying proxy intend to vote FOR each of the nominees listed below. Each nominee has consented to being nominated as a director and, as far as the Board of Directors and management of QNB are aware, will serve as a director if elected. In the event that any nominee should decline to serve or be unable to serve, the persons named in the accompanying proxy may vote for the election of such person or persons as the Board of Directors recommends.

Set forth on the following pages, we include the following information with respect to each director and director nominee:

●	their names and ages;
●	the years they first became directors of QNB and the Bank;
●	their principal occupations and other directorships over the past five years; and
●	a brief discussion of the specific experience, qualifications, attributes or skills that led to our Board’s conclusion that the person should serve as a director.

Voting Requirements

The three director candidates are required to be elected by a plurality of the total votes cast. Thus, the three persons receiving the highest number of votes will be elected. Votes may be cast in favor or withheld for any or all of the nominees.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH OF THESE NOMINEES BE ELECTED AS A CLASS I DIRECTOR.

CURRENT CLASS I DIRECTORS AND NOMINEES FOR THREE YEAR TERM EXPIRING IN 2019

Autumn R. Bayles

Director of QNB Corp. and the Bank since December 2012

Age 45

Ms. Bayles is Vice President of Global Operational Excellence for Aramark Corp., a global food and facilities company (March 2013 to present). Prior to that Ms. Bayles served as Aramark Corp’s Vice President of Strategic Development (October 2011 to March 2013). Before joining Aramark Corp. Ms. Bayles was Senior Vice President of Strategic Operations from 2006 to 2011, and Chief Information Officer from 2003 to 2006 for Tasty Baking Company, a consumer packaged goods company. Ms. Bayles’ educational background includes a Bachelor of Science degree in industrial engineering from Lehigh University and a Masters of Business Administration from University of Pennsylvania’s Wharton School. Ms. Bayles’ career has focused on operational improvements and innovative growth opportunities leveraging technology and process changes. The Board believes that Ms. Bayles’ expertise in the areas of business strategy, operations and technology and her experience with a public company give her the qualifications and skills to serve as a QNB director.

David W. Freeman

Director of QNB Corp. since December 2012

Director of the Bank since 2010

Age 59

Mr. Freeman has been the Chief Executive Officer of QNB and the Bank from January 2013 to present. Mr. Freeman served as the President of QNB and the Bank from September 2010 to present. Mr. Freeman also served as Chief Operating Officer of QNB and the Bank from September 2010 to December 2012. Prior to joining QNB, Mr. Freeman was the Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010. Mr. Freeman serves on several local Boards including St. Luke’s Hospital, Upper Bucks YMCA and The Boy Scouts Minsi Trails Council. Mr. Freeman’s educational background includes a Bachelor of Science degree in business management from Franklin University, a Masters of Business Administration from The Ohio State University and is a graduate of ABA Stonier Graduate School of Banking. The Board believes Mr. Freeman’s career in banking, including his position as President and Chief Executive Officer of QNB and the Bank, gives him the qualifications and skills to serve as a QNB director.

Gary S. Parzych

Director of QNB Corp. and the Bank since 1995

Age 60

Mr. Parzych is the President of Eugene T. Parzych, Inc., a construction company (1980 to present), President of Finland Leasing Company, Inc., a real estate holding company (1986 to present), a Partner in G & T Properties, a real estate holding company (1999 to present) and President of Gargen Incorporated, a sporting goods dealer (2008 to present). Mr. Parzych was a Quakertown School Board director from 1987 to 2004 and is currently a Trustee for the Upper Bucks YMCA. Mr. Parzych also is involved in other service organizations. Mr. Parzych’s business experience and his knowledge of the construction industry along with his years of service as a director provide the Board with valuable industry experience and knowledge of QNB.

Continuing Directors Serving Until 2017 (Class II Directors)

Kenneth F. Brown, Jr.

Director of QNB Corp. and the Bank since 1993

Age 60

Mr. Brown is the President of McAdoo & Allen, Inc., a manufacturer of pigment dispersions and high performance coatings (September 1989 to present). Mr. Brown also serves or has served as a Director and Trustee for various local nonprofit organizations including the Upper Bucks YMCA and St. Luke’s Quakertown Hospital. Mr. Brown’s success in building and managing McAdoo and Allen, Inc. along with his prominent role in the community and years of service as a director of QNB give Mr. Brown the qualifications and skills to serve as a director of QNB.

Anna Mae Papso

Director of QNB Corp. and the Bank since 2004

Age 72

Ms. Papso retired from West Pharmaceutical Services, Inc., a manufacturer of specialized pharmaceutical packaging and medical device components in 2001. Ms. Papso served as a Corporate Vice President and Chief Financial Officer from 2000 to 2001 and prior thereto as Vice President and Corporate Controller from 1989 to 2000. Ms. Papso’s educational background includes a Bachelor of Science degree in business administration and a Masters of Business Administration, both from Drexel University. The Board believes that Ms. Papso’s financial, business and accounting experience at publicly traded companies as well as her background in public accounting give her the qualifications and skills to serve as a QNB director.

Henry L. Rosenberger

Director of QNB Corp. and the Bank since 1984

Age 70

Mr. Rosenberger owns and operates Tussock Sedge Farm, LLC and was a Director of Wood Composite Technologies, Inc. (2000 to 2011). Mr. Rosenberger was the President of Rosenberger Companies, Ltd., a cold storage company from 1998 to 2006. Mr. Rosenberger is very active in the local community and served as Board Chairman of Dock Woods Community, Inc., a retirement community, from 1992 to 2002 and was a Director of Dock Woods Community, Inc. from 1978 to December 2002. The Board believes that Mr. Rosenberger’s business experience combined with his years of service on the Board and his prominence in the community give him the qualifications to serve as a director of QNB. Mr. Rosenberger is retiring from the QNB and Bank Boards of Directors immediately following the annual meeting on May 24, 2016

W. Randall Stauffer

Director of QNB Corp. and the Bank

Age 61

Mr. Stauffer is President of Stauffer Manufacturing Corporation (January 2005 to present), a national distributor of gloves and safety equipment. Mr. Stauffer has been employed at Stauffer Manufacturing since 1976, holding various positions and is part of the fourth generation in the family business. Mr. Stauffer is the managing member of Stauffer Realty Trust, LLC (March 2005 to present), a commercial real estate partnership. Mr. Stauffer is also the managing member of WR and JR Realty, LLC (1987 to present), a residential real estate partnership. Mr. Stauffer’s educational background includes a Bachelor of Science degree in Business Administration from Elizabethtown College. Mr. Stauffer’s business experience and long term involvement with many non-profit organizations in the Upper Perkiomen Valley give him the qualifications to serve as a director of QNB.

Continuing Directors Serving Until 2018 (Class III Directors)

Thomas J. Bisko

Director of QNB Corp. since 1986

Director of the Bank since 1985

Age 68

Mr. Bisko served as the Chief Executive Officer of QNB and the Bank from March 1988 to December 2012. Mr. Bisko served as the President of QNB from May 1986 to September 2010 and the President of the Bank from September 1985 to September 2010. Mr. Bisko has also held the position of Treasurer of QNB from February 1986 to December 2012. Prior to joining QNB, Mr. Bisko was an examiner for the Office of the Comptroller of the Currency and a consultant with a firm specializing in the banking industry. Mr. Bisko served on many local Boards including St. Luke’s Quakertown Hospital and the Upper Bucks YMCA. Mr. Bisko’s educational background includes a Bachelor of Science degree in business administration from King’s College. The Board believes Mr. Bisko’s career in banking gives him the qualifications and skills to serve as a QNB director.

Dennis Helf

Chairman of the Board since 2002

Director of QNB Corp. since 1997

Director of the Bank since 1996

Age 69

Mr. Helf has been a Registered Investment Advisor since 1995 and has over 30 years of experience investing in community bank stocks. Prior to 1995 Mr. Helf was the managing partner in a law firm and spent 22 years representing five financial institutions in all facets of the law affecting financial institutions with a particular concentration in commercial lending and workouts. Mr. Helf served on the Board of Sellersville Savings & Loan and has long-term involvement with many nonprofit organizations in QNB’s market area. Mr. Helf’s educational background includes a Bachelor of Arts degree from Muhlenberg College, a Juris Doctorate from Villanova School of Law and a Masters in Tax Law from Temple University Law School. The Board believes that Mr. Helf’s extensive legal and business experience in the financial services industry gives him the qualifications and skills to serve as a QNB director.

Jennifer L. Mann

Director of QNB Corp. and the Bank since 2015

Age 46

Ms. Mann is the founder and President of JL Mann Consulting, LLC, a firm that provides customized business solutions to wide array of companies. Elected to serve Allentown, Ms. Mann was a state representative from 1998 to 2012. As a member of the national Democratic Leadership Council (DLC) Leadership Team, Ms. Mann served as chairwoman of the DLC’s State Legislative Advisory Board. Prior to serving in the House, Ms. Mann launched and managed a successful wireless telecommunications business in Allentown. Ms. Mann also serves on a number of community and nonprofit boards including the board of the Lehigh Valley Community Foundation, the board of the Arthritis Foundation of the Lehigh Valley and the executive board of the Minsi Trails Council of the Boy Scouts of America. Ms. Mann earned degrees in government and economics from Lehigh University. The Board believes that Ms. Mann’s business experience, combined with her legislative background and her legislative focus on business-friendly economic policies, gives her a unique understanding of the challenges and opportunities associated with entrepreneurship and business leadership, provides the qualifications and skills to serve as a QNB director.

Scott R. Stevenson

Director of QNB Corp. and the Bank since 2015

Age 55

Mr. Stevenson was appointed President/CEO of Phoebe Ministries in June 2008 and also serves as the organization’s Chief Financial Officer, to which he was appointed to in 2006. In addition, he serves as President of the organization’s Reciprocal Risk Retention Group. Prior to his appointment with Phoebe Ministries, Mr. Stevenson was the Chief Financial Officer of Graduate Hospital, Philadelphia, Pennsylvania, and prior to that served as Vice President of Financial Operations for Diakon Lutheran Social Ministries. He holds a Bachelor’s Degree in Accounting and an MBA in Healthcare Systems Management. Mr. Stevenson serves or served on a number of boards including:  CHHSM (Council for Health and Human Service Ministries), Highmark Blue Shield Regional Advisory Board, QNB Regional Advisory Board, and New Life Bible Fellowship Elder Board. The Board believes that Mr. Stevenson’s extensive senior managerial experience including his financial accounting background and experience provide the qualifications and skills for him to serve as a QNB director.

EXECUTIVE OFFICERS OF QNB AND/OR THE BANK

The following list sets forth the names of the executive officers of QNB, and other significant employees of the Bank, their respective ages, positions held, recent business experience with QNB Corp. and the Bank, and the period they have served in their respective capacities.

David W. Freeman

Age 59; Chief Executive Officer of QNB Corp. and the Bank from January 2013 to present; President of QNB Corp. and the Bank from September 2010 to present; Chief Operating Officer of QNB Corp. and the Bank from September 2010 to December 2012; Division President of the Drovers Bank Division of Fulton Bank from March 2002 to March 2010.

Christopher T. Cattie

Age 43; Executive Vice President, Chief Information Technology Officer from February 2016 to present; Group Vice President of Information Technology for Bryn Mawr Trust from January 2015 to February 2016; Senior Vice President, Information Technology Director for Continental Bank, Plymouth Meeting, PA from March 2005 to December 2014.

Janice S. McCracken Erkes

Age 51; Chief Financial Officer of QNB Corp. from September 2014 to present; Executive Vice President, Chief Financial Officer of the Bank from September 2014 to present; Chief Financial Officer, Noah Bank, Elkins Park, PA from May 2014 to September 2014; Chief Accounting Officer, Noah Bank, from December 2010 to April 2014; Chief Financial Officer, National Penn Bank, Boyertown, PA from February 2010 to September 2010; EVP and Director Finance and Management Accounting, National Penn Bank from January 2007 to January 2010.

Scott G. Orzehoski

Age 50; Executive Vice President, Chief Lending Officer of the Bank from July 2011 to present; Senior Vice President, Chief Lending Officer of the Bank from February 2008 to June 2011; Senior Vice President, Commercial Lending Officer of the Bank from January 2002 to July 2011; Vice President, Commercial Lending Officer of the Bank from August 1997 to December 2001; Assistant Vice President, Commercial Lending Officer of the Bank from February 1996 to July 1997.

Dale A. Wentz

Age 60; Executive Vice President, Chief Retail Officer from January 2015 to present; Senior Vice President, Chief Retail Officer of the Bank from October 2008 to December 2014; Vice President, Fairmont Quality Service & Sales Development, Frederick, PA from March 1999 to September 2008.

BENEFICIAL OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of March 22, 2016, the number of shares of common stock, par value $0.625 per share, beneficially owned by each current director and nominee for director, by each executive officer, and by all directors, nominees and executive officers of QNB and the Bank, as a group. Unless otherwise indicated, shares are held individually and not pledged as security. The address for each person is 320 West Broad Street, P.O. Box 9005, Quakertown, Pennsylvania 18951.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)

Autumn R. Bayles	800		*
Thomas J. Bisko	25,647	(3)	*
Kenneth F. Brown, Jr.	150,100	(4)	4.42%
Christopher T. Cattie	0		*
David W. Freeman	10,922	(5)	*
Dennis Helf	34,861	(6)	1.03%
Jennifer L. Mann	800		*
Janice McCracken Erkes	500		*
Scott G. Orzehoski	16,408	(7)	*
Anna Mae Papso	4,028		*
Gary S. Parzych	10,350	(8)	*
Henry L. Rosenberger	40,408	(9)	1.19%
W. Randall Stauffer	28,715	(10)	*
Scott R. Stevenson	800		*
Dale A. Wentz	10,371	(11)	*
Current Directors, Nominees & Executive Officers as a Group (15 persons)	334,710	(12)	9.84%

* Less than 1.00%

(1)

The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the SEC and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 22, 2016. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Numbers are rounded to the nearest one-hundredth percent.
(3)	Includes 20,329 shares owned jointly by Mr. Bisko with his wife and 325 shares held in her individual capacity.
(4)	Includes 148,336 shares owned jointly by Mr. Brown with his wife.
(5)	Includes 4,775 options.
(6)	Includes 22,043 shares owned jointly by Mr. Helf with his wife.
(7)	Includes 5,975 options.
(8)	Includes 2,589 shares owned by Mr. Parzych’s wife and 3,366 shares held of record by Eugene T. Parzych, Inc., a construction company owned by Mr. Parzych.
(9)	Includes 1,536 share owned jointly by Mr. Rosenberger with his wife and 8,796 shares held in her individual capacity.
(10)	Includes 24,642 shares owned by Mr. Stauffer’s wife.
(11)	Includes 5,775 options.
(12)

Includes 24,125 options, in the aggregate which are exercisable within 60 days of the record date; thus, the percentage ownership calculation is based upon an aggregate of 3,397,391 shares outstanding.

GOVERNANCE OF THE CORPORATION

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market and SEC regulations, as well as best practices suggested by recognized governance authorities.

The structure of the Corporation’s Board leadership consists of an independent non-employee Chairman, Mr. Helf, a non-independent Principal Executive Officer, David W. Freeman, and a majority of independent non-employee directors. The independent directors of the Board meet separately at least twice a year without management present. Additionally, the Corporation has an active Board Committee structure in which members of the Board of Directors attend and actively participate in the following Committees: Investment/Asset & Liability Management Committee, Audit Committee, Compensation Committee, Executive Committee, Loan Committee, Nominating and Governance Committee, Strategic Planning Committee and Wealth Management Committee. The active participation in these Committees in addition to the monthly Board of Directors’ meetings provides the independent members of the Board the necessary insight into the daily operations of the Corporation. The Board believes that this Board leadership structure most effectively represents the best interests of shareholders in maximizing value.

Currently, our Board of Directors has 11 members. Under the rules adopted by the Securities and Exchange Commission and Nasdaq Stock Market for independence, Autumn R. Bayles, Thomas J. Bisko. Kenneth F. Brown, Jr., Dennis Helf, Jennifer L. Mann, Anna Mae Papso, Gary S. Parzych, Henry L. Rosenberger, W. Randall Stauffer and Scott R. Stevenson meet the standards for independence. These directors represent more than a majority of our Board of Directors.

Our Board of Directors determined that the following director was not independent within the meaning of the rules and listing standards of the Nasdaq Stock Market: David W. Freeman, President and Chief Executive Officer of QNB.

Our Board of Directors has determined that a lending relationship resulting from a loan made by the Bank to a director would not affect the determination of independence if the loan complies with Regulation O under the federal banking laws. Our Board of Directors also determined that maintaining with the Bank a deposit, savings or similar account by a director or any of the director’s affiliates would not affect the determination of independence if the account is maintained on the same terms and conditions as those available to similarly situated customers. Additional categories or types of transactions or relationships considered by our Board of Directors regarding director independence include, but are not limited to, vendor or contractual relationships with directors or their affiliates.

Risk Management

The management of risk is fundamental to the business of banking and integral to the daily operations of the Corporation. The Board of Directors oversees the Risk Management functions of the Corporation through policies which are reviewed at least on an annual basis and by representation on Loan Committee, and the joint Investment/ Asset & Liability Committee. The minutes from these Committees are reported to the full Board of Directors. Currently, QNB does not have a Chief Risk Officer or an Enterprise Risk Management Committee.

Code of Ethics

We have adopted a Code of Ethics for Directors, officers and employees of QNB and the Bank. It is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy of the Code of Ethics is posted on our website at www.qnbbank.com under “Governance Documents”.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF QNB AND THE BANK

Set forth below is a list of each of our current Board members and our current Board committee members. The respective chairperson of each of the Board committees is also noted below. Each current director of QNB is also a current member of the Bank’s Board of Directors.

Board Member	Board	Audit	Compensation	Executive	Nominating
Autumn R. Bayles	X	X	C
Thomas J. Bisko	X			X
Kenneth F. Brown, Jr.	X		X	X	C
David W. Freeman	X			X
Dennis Helf	C	X		C
Jennifer L. Mann	X
Anna Mae Papso	X	C		X
Gary S. Parzych	X
Henry L. Rosenberger	X	X	X		X
W. Randall Stauffer	X		X
Scott R. Stevenson	X	X
Meetings Held in 2015	12	5	1	1	1

C – Chairperson

All current directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held for the period for which he or she has been a director) and the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

QNB has no specific policy requiring directors to attend the Annual Meeting of Shareholders; however, director attendance is strongly encouraged. All current members of the Board of Directors were present at the 2015 Annual Meeting of Shareholders. It is anticipated that all members of the Board of Directors will attend the 2016 Annual Meeting of Shareholders.

QNB’s Board of Directors established and maintains the following committees, among others:

Audit Committee. The Audit Committee recommends the engagement and dismissal of the independent registered public accounting firm, reviews their annual audit plan and the results of their auditing activities, and considers the range of audit and non-audit fees. It also reviews the general audit plan, scope and results of QNB's procedures for internal auditing. The reports of examination of QNB and its subsidiary by bank regulatory examiners are also reviewed by the Audit Committee. The Audit Committee also reviews all SEC filings and earnings press releases. The Audit Committee meets with management and the auditors prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, the adequacy of the design and operation of internal controls, including significant deficiencies identified, if any.

All members of the Audit Committee are independent directors pursuant to the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. In determining whether a director is independent for purposes of each of the above stated guidelines, the Board of Directors must affirmatively determine that the directors on the Audit Committee do not, among other things, accept any consulting, advisory, or other compensatory fee from QNB. Applying these standards, the Board of Directors has determined that all of the directors on the Audit Committee are independent. The members of QNB’s Audit Committee are Directors Bayles, Helf, Papso, Rosenberger and Stevenson.

The Board of Directors has determined that Anna Mae Papso meets the requirements adopted by the SEC and Nasdaq Stock Market for qualification as an Audit Committee financial expert. Ms. Papso has past employment experience as a Corporate Vice President, Chief Accounting Officer and Chief Financial Officer providing her with diverse and progressive financial management experience, as well as expertise in internal controls and U.S. accounting rules and SEC reporting. An Audit Committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Additionally, a person who is determined to be an Audit Committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

The Audit Committee operates under a formal charter that governs its duties and conduct. The Audit Committee Charter is available on our website at www.qnbbank.com under “Governance Documents”.

The Audit Committee has also adopted a Whistleblower Policy to enable confidential and anonymous reporting of questionable accounting or auditing matters, fraudulent activities, or misconduct to the Audit Committee. The policy also is available on our website at www.qnbbank.com under “Governance Documents”.

Compensation Committee. The Compensation Committee's primary functions are to review and approve key executive salaries and salary policy, determine the salary of the Chief Executive Officer and to administer equity compensation plans. In formulating its recommendations for the other executive officers, the Compensation Committee will consider information provided by Mr. Freeman related to subordinate executives. In addition, the Committee reviews the general guidelines on compensation for all employees. The Board of Directors has determined that all of the directors serving on the Compensation Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The Compensation Committee has a formal charter which is available on our website at www.qnbbank.com under “Governance Documents”. The members of the Compensation Committee are Directors Bayles, Brown, Rosenberger and Stauffer.

Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of QNB between Board meetings, unless otherwise provided in QNB’s Bylaws. The members of the Executive Committee are Directors Bisko, Brown, Freeman, Helf and Papso.

Nominating Committee. The Board of Directors has determined that all of the directors serving on the Nominating Committee are independent for the purposes of the rules adopted by the SEC and the corporate governance standards promulgated by the Nasdaq Stock Market. The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Corporation and providing oversight in the evaluation of the Board and each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but the Nominating Committee will consider such candidates and its policy is to give due consideration to all candidates. If a shareholder wishes to recommend a director candidate as a possible nominee for the 2017 annual meeting of shareholders, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at the Corporation's offices at P.O. Box 9005, Quakertown, PA 18951 no later than February 10, 2017. The Nominating Committee has a formal charter which is available on our website at www.qnbbank.com under “Governance Documents”. Members of the Nominating Committee include Directors Brown and Rosenberger.

In considering individual director candidates, the Nominating Committee considers individuals who, in the judgment of the Committee, would be best qualified to serve on the Board. The Nominating Committee does not specifically consider diversity of gender or ethnicity in fulfilling its responsibilities to select qualified and appropriate director candidates. Instead, the Committee will seek to balance the existing skill sets of current Board members with the need for other diverse skills and qualities that will complement the Corporation’s strategic vision. All director candidates are evaluated based on general characteristics and specific talents and skills needed to increase the Board’s effectiveness. Additionally, all candidates must possess an unquestionable commitment to high ethical standards and have a demonstrated reputation for integrity.

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, QNB’s Audit Committee submits the following report:

Audit Committee Report to Board of Directors

The Board of Directors has formally adopted an Audit Committee Charter setting forth the Committee's duties. The Charter delegates to the Committee responsibility for overseeing QNB's financial reporting process. In that connection, the Committee has discussed and reviewed the Corporation's audited financial statements for 2015 with management and Baker Tilly Virchow Krause, LLP, QNB's independent registered public accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. Baker Tilly Virchow Krause, LLP is responsible for expressing an opinion on the conformity of QNB's audited financial statements with generally accepted accounting principles.

In discharging its responsibilities, the Committee's review of the Corporation's financial statements for 2015 included discussion of the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments made, and the clarity, consistency and completeness of disclosures in such financial statements with management and Baker Tilly Virchow Krause, LLP, as required by PCAOB Auditing Standard No. 16, Communication with Audit Committees (as modified or supplemented).

The Audit Committee has considered the compatibility of non-audit services provided by Baker Tilly Virchow Krause, LLP with the maintenance of QNB's registered public accounting firm's independence. Baker Tilly Virchow Krause, LLP has provided written disclosures and a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its firm's communications with the Audit Committee concerning independence. These disclosures have been reviewed by the Audit Committee and discussed with management and Baker Tilly Virchow Krause, LLP.

The Committee discussed with QNB's internal auditors and Baker Tilly Virchow Krause, LLP the overall scope and plans for their respective audits, and met with both firms, with and without management present, to discuss the results of their examinations, their evaluations of QNB's internal controls and the overall quality of QNB's financial reporting process.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Respectfully submitted, THE AUDIT COMMITTEE Anna Mae Papso, Chairperson Autumn R. Bayles Dennis Helf Henry L. Rosenberger Scott R. Stevenson

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of services provided by the independent registered public accounting firm. The policy requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services, and other services. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee has delegated to the Chairperson of the Audit Committee authority to pre-approve services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $5,000. All of the services related to the Audit Related Fees, Tax Fees, and All Other Fees described below were approved by the Audit Committee pursuant to the pre-approval provisions set forth in applicable rules issued by the SEC and the Audit Committee’s pre-approval policy.

Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees

Baker Tilly Virchow Krause, LLP was QNB’s independent registered public accounting firm for 2015 and from October 1, 2014 through December 31, 2014 while ParenteBeard LLC was QNB’s independent registered public accounting firm during the interim period from January 1, 2014 through October 1, 2014.

On October 1, 2014, the Corporation was notified that the audit practice of ParenteBeard LLC was combined with Baker Tilly Virchow Krause, LLP.  As a consequence, on that same date, ParenteBeard LLC resigned as the Corporation’s independent registered public accounting firm and with the approval of the Audit Committee of QNB’s Board of Directors, Baker Tilly Virchow Krause, LLP was engaged as its independent registered public accounting firm.

Prior to engaging Baker Tilly Virchow Krause, LLP, the Corporation did not consult with Baker Tilly Virchow Krause, LLP regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly Virchow Krause, LLP on the Corporation’s consolidated financial statements, and Baker Tilly Virchow Krause, LLP did not provide any written or oral advice that was an important factor considered by the Corporation in reaching a decision as to any such accounting, auditing or financial reporting issue.

The following table shows the fees paid by the Corporation in 2015 and 2014 for the audit and other services provided by Baker Tilly Virchow Krause, LLP and its predecessor, ParenteBeard LLC, for those years:

	2015	2014
Audit fees	$163,450	$170,857
Audit related fees	12,732	9,351
Audit and audit related fees	176,182	180,208
Tax fees	-	-
All other fees	-	-
Total fees	$176,182	$180,208

Audit Fees include professional services rendered for the audit of QNB’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

Audit Related Fees include assurance and related services related to the performance of the audit of the employee benefit plan.

Tax Fees include fees billed for the preparation of state and federal tax returns and assistance with calculating estimated tax payments.

All Other Fees would include fees billed for products and services other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

A representative of Baker Tilly Virchow Krause, LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and be available to respond to appropriate questions.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

QNB’s executive compensation program includes compensation and benefit components typical of programs among comparable banking and financial service companies in our local and regional marketplace.

Objectives

QNB’s success is dependent upon its ability to attract and retain highly qualified and motivated executives. QNB endorses the philosophy that executive compensation should reflect the Corporation’s performance and the contribution of such officers to that performance. Our executive compensation program is designed to support our Corporation’s core values, strategic objectives and financial goals as established by the Board. Moreover, our compensation philosophy is intended to align the interests of management with those of our shareholders through equity based plans.

Program Management

The Compensation Committee of the Board of Directors has primary responsibility for the design and administration of the executive compensation program for directors and executive officers of QNB, including the Chief Executive Officer. It reviews the executive compensation program throughout the year in light of changing organization needs and operating conditions and changing trends in industry practice. In addition, the Committee, in consultation with the Chief Executive Officer, considers and reports to the Board regarding employee or executive succession matters.

The Compensation Committee is responsible for recommending compensation-related decisions to the Board of Directors for final approval. The performance of Mr. Freeman is reviewed semi-annually by the full Board. The results of these appraisals are used by the Compensation Committee in its recommendation of annual pay adjustments and other elements of compensation for Mr. Freeman to the Board of Directors for its consideration.

Role of Executive Officers in Executive Compensation

In formulating its recommendations for the other named executive officers other than Mr. Freeman, the Compensation Committee will consider information provided by Mr. Freeman related to subordinate executives.

Elements of Executive Compensation

Factors the Compensation Committee considered in analyzing compensation include:

●	Total compensation;
●	Internal pay equity; and
●	The competitive environment for recruiting executive officers, and what the relevant competitors pay.

We compensate our executive management through a mix of base salary, bonus and equity compensation designed to be competitive with comparable employers and to align management's incentives with the long-term interests of our shareholders. At the senior-most levels, we design the incentive compensation to reward company-wide performance through tying awards primarily to earnings per share growth.

The key components of QNB’s executive compensation consist of:

●	Base salary;
●	Cash incentive compensation; and
●	Equity compensation awards under the 2005 or 2015 Stock Option Plan

Base Salary

The Compensation Committee offers competitive salaries in comparison to the market for currently employed executives in comparable positions in financial services institutions with similar asset size and operations. In determining base salaries, the Compensation Committee reviews a salary survey prepared by an independent third party who specializes in financial service institution compensation. The Compensation Committee also considers the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive's past performance, and internal pay equity.

Base salaries are adjusted annually and are in effect for the period January 1 through December 31. The Compensation Committee determines annual salary adjustments by evaluating the performance of QNB and of each named executive officer relative to both corporate and individual goals determined during a previous review.

The Compensation Committee met in November 2015 to review the performance of the named executive officers with the Chief Executive Officer to determine increases in base salary compensation for 2016. The Committee then met in executive session without the Chief Executive Officer to discuss his base salary for 2016. Base salaries for those executives that report directly to the Chief Executive Officer are subject to approval by the Chief Executive Officer and the Committee. The Chief Executive Officer’s salary is subject to approval by the Compensation Committee and the Board. The table below outlines the increases in base salary compensation for 2016 approved by the Compensation Committee:

Executive	2016 Base Salary	2015 Base Salary	% Increase
David W. Freeman	$400,000	$360,000	11.11%
Janice McCracken Erkes	214,000	206,000	3.88%
Scott G. Orzehoski	208,000	200,000	4.00%
Dale A. Wentz	151,000	145,000	4.13%

The increase for named executive officers was determined based on merit, as well as internal pay equity and compensation levels of similar positions at financial institutions with similar operations and asset size.

Cash Incentive Compensation

In 2015, the Compensation Committee, with Board approval, established a cash incentive plan to reward QNB employees for achieving annual financial objectives. The cash bonus is paid for meeting annual goals established by the Board for earnings per share (EPS) growth, and three-year average performance of return on average equity (ROAE) and return on average assets (ROAA), with the average calculation being built over three years commencing in 2015. Finally, QNB’s five-year average performance of ROAE and ROAA, with the average calculation being built over five years commencing in 2015 was compared to peer group ROAE and ROAA. For 2015, QNB’s ROAE and ROAA was compared to peers’ for the nine months ended September 30, 2015. The peer group consists of financial institutions with similar assets size and includes: 1st Summit Bancorp of Johnstown, Inc.; ACNB Corporation; AmeriServ Financial, Inc.; CB Financial Services, Inc.; Citizens & Northern Corporation; Citizens Financial Services, Inc.; Codorus Valley Bancorp, Inc.; ENB Financial Corp.; First Keystone Corporation; First National Community Bancorp, Inc., FNB Bancorp, Inc.; Fox Chase Bancorp, Inc.; Franklin Financial Services Corporation; Harleysville Savings Financial Corporation; Mid Penn Bancorp, Inc.; Orrstown Financial Services, Inc.; Penns Woods Bancorp, Inc.; Republic First Bancorp, Inc.; and Somerset Trust Holding Company. The plan provides for a cash bonus for named executive officers of up to 24% of their base salaries. The cash incentive payout is calculated annually and payout occurs within two months following fiscal year-end. The purpose of the plan is to motivate named executives to achieve financial goals that have a positive impact on QNB’s value.

QNB’s financial targets and incentive payouts under the cash incentive plan set by the Compensation Committee are as follows:

		Threshold	Moderate	Excellent	Optimum
Part 1	One year earnings per share (EPS) growth
	Goal	5%	6%	7%	8%
	Potential bonus payout	2.00%	4.00%	6.00%	8.00%

Part 2	Three year return on average equity (ROAE) performance
	Goal	10%	11%	12%	13%
	Potential bonus payout	1.00%	2.00%	3.00%	4.00%

	Three year return on average assets (ROAA) performance
	Goal	0.84%	0.92%	1.00%	1.08%
	Potential bonus payout	1.00%	2.00%	3.00%	4.00%

Part 3	Five year peer group ROAE
	Goal	95%-105% of peers			>105% of peers
	Potential bonus payout	2.00%			4.00%

	Five year peer group ROAA
	Goal	95%-105% of peers			>105% of peers
	Potential bonus payout	2.00%			4.00%

	Total Bonus Payout Potential	8.00%	12.00%	16.00%	24.00%

The purpose of the plan is to motivate executives to achieve financial goals that should have a positive impact on QNB’s stock price and therefore increase shareholder value.

Earnings per share for 2014 was adjusted by the Board to exclude a one-time sale internet domain name sale for $1 million. Earnings per share growth for the year ended December 31, 2015 compared to the reduced earnings per share utilized for the bonus calculation was -1.90%. QNB did not meet the EPS growth or three-year ROAE and ROAA performance goals illustrated in part 1 and 2 of the table above. QNB’s ROAE and ROAA for the year ended December 31, 2015 were 9.29% and 0.83%, respectively, both below the threshold of 10% and 0.84%. For the nine months ended September 30, 2015, QNB’s ROAE performance of 9.54% was 106.5% of the peer group average ROAE which exceeded the Optimum level and ROAA performance of 0.86% was 97.3% of the peer group average ROAA, falling within the Threshold level. As a result, an aggregate cash bonus paid to the named executive officers was equivalent to 6% of their base salary.

The amounts we actually paid under the cash incentive plan for 2015 are reflected in the Summary Compensation Table.

Long-Term Incentive Compensation

The named executive officers are eligible to participate in a long-term incentive award plan established to focus executive efforts on the strategic directions and goals of QNB and to reward them for their successes in these areas. The purpose of the Plan is also to provide ownership incentive to the executive officers and align their interests with the interests of shareholders. In establishing award levels, equity ownership levels of the recipients or prior awards that are fully vested are not considered.

During 2015, QNB had two stock option plans (the 2005 Plan and the 2015 Plan) administered by the Compensation Committee. The Plans provide for the granting of either (i) nonqualified stock options or (ii) incentive stock options. The exercise price of an option, as defined by the plans, is the fair market value of QNB’s common stock on the date of grant. The 2005 plan expired by its terms on March 15, 2015. The 2015 plan was approved at QNB’s annual shareholders’ meeting in May 2015. The stock option grants awarded during 2015 were from the 2005 plan.

The Compensation Committee determines the type of grant, the number of shares of common stock subject to a particular grant and the vesting period for such grants. To date, options granted under these Plans have a three year vesting feature. The Compensation Committee determines the number of options granted in total and to Mr. Freeman, individually. Mr. Freeman determines the allocation of the remaining grants among eligible employees. The fair value of the stock options granted represented between 3.8% and 9.5% of named executive officers’ total compensation in 2015.

Post-Retirement Plans

QNB provides a qualified retirement plan to all employees, including the named executive officers. The QNB Bank Retirement Savings Plan provides for elective employee contributions up to the maximum allowed by the IRS and a matching company contribution limited to three percent. In addition, the plan provides for safe harbor non-elective contributions of five percent of total compensation by QNB. To be eligible to participate, employees must have completed six months of service.

During 2001, QNB purchased Bank Owned Life Insurance (BOLI) for officers of the Corporation. A Split-Dollar Agreement provides the employee’s beneficiary a portion of the death proceeds under the BOLI equal to two times their current base salary.   Under this plan vesting occurs when the employee reaches age 55 and has a combined age and years of service of 70. When vested the insurance would become portable to the participant after they are no longer in service with the bank either through termination or retirement thereby creating the post-retirement benefit. Mr. Orzehoski is the only named executive officer that is insured through BOLI.

Health and Welfare Benefits

The named executive officers participate in the Corporation’s qualified health and welfare benefits program on the same terms and conditions as all other salaried employees.

Perquisites and Other Benefits

Perquisites received by the named executive officers are reviewed annually. The primary perquisite received by Mr. Freeman and Mr. Orzehoski is the reimbursement of country club dues. These executive officers are encouraged to belong to a golf or social club to provide the appropriate entertainment forum for customers and appropriate interaction with the communities served by QNB.

Executive management and other employees have built QNB into the successful enterprise that it is today, and we believe that it is important to protect them in the event of a change in control. Further, it is our belief that the interests of shareholders will be best served if the interests of our executive management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of executive management to pursue potential change in control transactions that may be in the best interests of shareholders. Relative to the overall value of the Corporation, these potential change in control benefits are relatively minor.

Future Compensation Determination

The committee will continue to reassess QNB’s executive compensation program in order to ensure that it promotes the long-term objectives of QNB, encourages growth in shareholder value and attracts and retains top-level executives.

Tax Considerations

Section 162(m) of the Internal Revenue Code disallows, with certain exceptions, a federal income tax deduction for compensation over $1 million paid to each of our CEO and the four highest-paid executive officers other than the CEO, provided that they are serving in that capacity as of the last day of our fiscal year. One exception to the deduction disallowance applies to performance-based compensation paid pursuant to shareholder-approved plans.

Although the committee considers limiting QNB’s non-deductible compensation expense, the committee also believes that it is equally important to maintain the flexibility and competitive effectiveness of our executive compensation program. Therefore, the committee may, from time to time, make grants and awards that may not be deductible for federal income tax purposes due to the provisions of Section 162(m).

Conclusion

The Committee links executive compensation to corporate performance and growth in shareholder value. The Committee intends to continue this policy, recognizing that the business cycle may from time to time result in an imbalance for a particular period.

COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with executive management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Respectfully submitted, THE COMPENSATION COMMITTEE Autumn R. Bayles, Chairperson Kenneth F. Brown, Jr. Henry L. Rosenberger W. Randall Stauffer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee makes recommendations to the Board of Directors concerning general guidelines on compensation of employees and specific recommendations for Mr. Freeman. The Compensation Committee is composed entirely of the following four independent outside directors: Bayles, Brown, Rosenberger and Stauffer. No member of the Compensation Committee during fiscal year 2015 was an officer or employee of the Corporation or its subsidiary or was formerly an officer of the Corporation or its subsidiary. No member of the Compensation Committee had any relationship or transaction with the Corporation or with any third party requiring disclosure under applicable SEC rules.

EXECUTIVE COMPENSATION

The following table is a summary of the compensation for the past three years earned by the principal executive officer, principal financial officer, the three other executive officers serving at the end of 2015, and Ms. Frost, who served as an executive officer until her termination of employment before the end of 2015.

Summary Compensation Table - 2015

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Position	Year	Salary ($)(1)	Bonus ($)	Awards ($)	Awards ($)(2)	Compensation ($)	Compensation ($)		Total ($)
David W. Freeman	2015	$360,000	$0	$0	$13,797	$21,600	$33,079	(3)	$428,476
Principal Executive Officer	2014	332,567	16,628	0	12,192	0	32,906	(3)	394,293
	2013	305,000	0	0	15,368	0	33,078	(3)	353,446

Janice McCracken Erkes	2015	206,000	0	0	13,797	12,360	13,029	(4)	245,186
Principal Financial Officer	2014	63,846	3,192	0	0	0	138	(4)	67,176

Scott G. Orzehoski	2015	200,000	0	0	13,797	12,000	17,019	(5)	242,816
Executive Vice President	2014	197,940	9,897	0	11,240	0	16,499	(5)	235,576
	2013	185,658	0	0	13,560	0	15,888	(5)	215,106

Dale A. Wentz	2015	145,000	0	0	13,797	8,700	11,774	(6)	179,271
Executive Vice President	2014	135,248	6,762	0	10,954	0	10,820	(6)	163,784
	2013	123,881	0	0	13,108	0	11,594	(6)	148,583

Jennifer L. Frost	2015	176,442	0	0	13,797	0	13,897	(7)	204,136
Executive Vice President	2014	180,581	9,029	0	10,954	0	14,788	(7)	215,352
	2013	168,793	0	0	13,108	0	13,023	(7)	194,924

(1)	“Salary” is the actual base pay compensation paid through December 31, 2015, 2014 and 2013, respectively.

(2)

The amounts reported in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. This method of reporting uses the fair value of an award on the grant date. All of the option awards vest after a three-year period. Assumptions used in the fair value calculation of the awards are disclosed in the notes to QNB’s financial statements set forth in its 2015 Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(3)

Includes the Bank's contributions on behalf of Mr. Freeman to the Retirement Savings Plan of $21,200, $20,800, and $20,400; country club membership dues of $9,460, $9,205, and $8,995; and reimbursement of spousal expenses for conferences, meals and entertainment of $2,419, $2,901, and $3,683 for 2015, 2014, and 2013, respectively.

(4)

Includes the Bank's contributions on behalf of Ms. McCracken Erkes to the Retirement Savings Plan of $12,469 and $0; reimbursement of spousal travel and entertainment expense of $0, and $45 and payments of $560 and $93 to decline coverage under the Bank’s health benefits plan for 2015 and 2014, respectively.

(5)

Includes the Bank's contributions on behalf of Mr. Orzehoski to the Retirement Savings Plan of $16,000, $15,835, and $14,853; country club membership dues of $1,019, $589, and $920; and reimbursement of spousal travel and entertainment expense of $0, $75, and $115 for 2015, 2014, and 2013, respectively.

(6)

Includes the Bank's contributions on behalf of Ms. Wentz to the Retirement Savings Plan of $11,600, $10,820, and $11,594 and reimbursement of spousal expenses for conferences, meals and entertainment of $174, $0, and $0 for 2015, 2014, and 2013, respectively.

(7)

Includes the Bank's contributions on behalf of Ms. Frost to the Retirement Savings Plan of $13,433, $14,228, and $12,463 and payments of $420, $560, and $560 to decline coverage under the Bank’s health benefits plan for 2015, 2014, and 2013, respectively.

Ms. Frost terminated employment with us on December 18, 2015.

Stock Option Grants for 2015 and Other Plan-Based Awards

The following table reflects grants of stock options and future payment opportunities under QNB’s cash incentive plan to Mr. Freeman, Ms. McCracken Erkes, Mr. Orzehoski, Ms. Frost and Ms. Wentz in fiscal year 2015.

GRANTS OF PLAN-BASED AWARDS - 2015
		Estimated Future Payouts Under Non-Equity Compensation Plans(1)
Name	Grant Date	Threshold ($)	Maximum ($)	All Other Stock Awards: Number of Securities Underlying Options(#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock And Option Awards
David W. Freeman	1/29/2015			3,150	$29.25	$13,797
		$3,600	$86,400

Janice McCracken Erkes	1/29/2015			3,150	29.25	13,797
		2,060	49,440

Scott G. Orzehoski	1/29/2015			3,150	29.25	13,797
		2,000	48,000

Dale A. Wentz	1/29/2015			3,150	29.25	13,797
		1,450	34,800

Jennifer L. Frost	1/29/2015			3,150	29.25	13,797
		1,764	42,346

(1)

Amounts reflect threshold and maximum payment opportunities under the cash incentive plan and reflect one-, three-, and five-year goals as we discuss in the Compensation Discussion and Analysis Section.

The stock options are all subject to a five-year term and vest after a three-year period from the grant date.

The 3,150 options granted to Ms. Frost were forfeited in connection with her termination of employment on December 18, 2015 and she is no longer eligible for any future payments under non-equity award programs.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning exercisable and unexercisable stock options held by each named executive officer as of December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2015
Option Awards
		Number of	Number of	Equity Incentive Plan
		Securities	Securities	Awards: Number of
		Underlying	Underlying	Securities Underlying	Option
		Unexercised	Unexercised	Unexercised Unearned	Exercise	Option
	Option	Options	Options	Options	Price	Expiration
Name	Grant Date	(#) Exercisable	(#) Unexercisable	(#)	($)	Date (1)

David W. Freeman	1/25/2011	3,375		0	20.00	1/25/2016
	1/24/2012	3,375		0	21.35	1/24/2017
	1/22/2013		3,400	0	23.20	1/22/2018
	1/28/2014		3,200	0	25.16	1/28/2019
	1/29/2015		3,150	0	29.25	1/29/2020

Janice McCracken Erkes	1/29/2015		3,150	0	29.25	1/29/2020

Scott G. Orzehoski	1/25/2011	2,975		0	20.00	1/25/2016
	1/24/2012	2,975		0	21.35	1/24/2017
	1/22/2013		3,000	0	23.20	1/22/2018
	1/28/2014		2,950	0	25.16	1/28/2019
	1/29/2015		3,150	0	29.25	1/29/2020

Dale A. Wentz	1/25/2011	2,875		0	20.00	1/25/2016
	1/24/2012	2,875		0	21.35	1/24/2017
	1/22/2013		2,900	0	23.20	1/22/2018
	1/28/2014		2,875	0	25.16	1/28/2019
	1/29/2015		3,150	0	29.25	1/29/2020

(1)	Options vest after a three-year period, commencing upon the date of grant.

The following table details option awards that were exercised in 2015 by each named executive officer as of December 31, 2015.

OPTION EXERCISES – 2015

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
David W. Freeman	2,000	$18,980
Janice McCracken Erkes	-	-
Scott Orzehoski	2,600	30,550
Dale A. Wentz	2,500	28,150
Jennifer L. Frost	420	3,348

In connection with Ms. Frost’s termination of employment on December 18, 2015, all outstanding stock options granted to her pursuant to the Corporation’s equity incentive plan which were vested and outstanding on such date were exercised in accordance with the terms of the Corporation’s equity incentive plan. All unvested shares were forfeited.

Employment Agreement and Change in Control

QNB and Mr. Freeman are parties to an employment agreement that currently automatically renews annually unless either party gives notice of non-renewal at least 90 days prior to the annual renewal date. Under the terms of the employment agreement, Mr. Freeman is to be employed as the President and Chief Executive Officer of QNB and the Bank, at a current annual base salary of $400,000, and shall perform all duties and accept all responsibilities incident to such positions as may be assigned by the Board of Directors. Mr. Freeman may be discharged at any time for cause as defined in the agreement.

If Mr. Freeman's employment is terminated without cause or he terminates employment for specified events of “good reason” (as defined in the agreement) prior to a change in control of QNB or the Bank, Mr. Freeman is entitled to receive his annual base salary then in effect and continuation of health care benefits for a period of 12 months. In the event of Mr. Freeman's death or disability, the agreement will terminate and QNB shall pay either to Mr. Freeman or his dependents any benefits due to him under the employee benefit plan.

The employment agreement also contains change in control features which provides certain benefits to Mr. Freeman in the event of a change in control of QNB or the Bank. Under the Agreement, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by sixty-six and two-thirds percent or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or the Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event that Mr. Freeman’s employment is involuntarily terminated or he terminates employment for specified events of “good reason” (as defined in the agreement) following a change in control of QNB or the Bank, he will receive, a lump-sum cash payment equal to two times annual base salary then in effect and the continuation of employer-provided healthcare benefits for two years at the level and cost to him and his qualified dependents in effect on the date of termination. The agreement further provides that, if this lump sum payment, when added to all other amounts or benefits provided to or on behalf of Mr. Freeman in connection with his termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax imposition. The determination of any reduction in the lump sum payment pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

Change of Control Agreements

QNB and the Bank are parties to change of control agreements with Ms. McCracken Erkes, Mr. Orzehoski, and Mr. Wentz. The agreements provide certain benefits to Ms. McCracken Erkes, Mr. Orzehoski and Ms. Wentz in the event that their employment is terminated without cause within three years of a change of control of QNB or the Bank. Under the agreements, a change in control includes, among other things, a merger, consolidation, division or disposition of substantially all of the assets of QNB or the Bank, or a purchase by QNB or the Bank of substantially all of the assets of another entity, unless, in either case, the transaction is approved in advance by 70% or more of the members of the Board of QNB or the Bank who are not interested in the transaction and a majority of the members of the Board of the surviving entity and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of QNB or Bank. A change of control also includes the acquisition by a person or group of beneficial ownership of 25% of more of the voting securities of QNB or the Bank. It also includes a situation where, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of QNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

In the event of involuntary termination employment (other than for cause) within three years of a change in control of QNB or the Bank, Ms. McCracken Erkes will receive a lump sum payment equal to two times her average annual compensation over the five years prior to her termination of employment and Mr. Orzehoski and Ms. Wentz will receive a lump sum payment equal to his or her average annual compensation over the five years prior to his or her termination of employment. The agreements further provide that, if the lump sum payment, when added to all other amounts or benefits provided to or on behalf of Ms. McCracken Erkes, Mr. Orzehoski and Ms. Wentz in connection with their termination of employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, such payment would be reduced to the extent necessary to avoid such excise tax. The determination of any reduction in the lump sum payments pursuant to the foregoing provisions will be made by QNB’s independent registered public accounting firm.

Ms. Frost was a party to a change of control agreement in 2015 with identical terms and conditions to the agreements for Mr. Orzehoski and Ms. Wentz. Ms. Frost received no severance upon the termination of her employment on December 18, 2015.

Potential Payments Upon Termination Or Change In Control

The following table shows the potential payments and benefits payable to each of the named executive officers (other than Ms. Frost) upon a separation of employment under terms of his employment agreement and the terms of any applicable benefit plans, assuming the event giving rise to such termination occurred on December 31, 2015. Ms. Frost did not receive any payment or benefits in connection with her termination of employment on December 18, 2015.

				Before Change in Control		After Change in Control
		Termination for Death or Disability	Involuntary Termination for Cause	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination forGood Reason
David W. Freeman	Severance (1)	$0	$0	$358,697	$358,697	$720,000	$720,000
	Welfare continuation (2)	$0	$0	$18,083	$18,083	$36,045	$36,045
	Option vesting (3)	$0	$0	$0	$0	$55,596	$55,596
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0
	Total	$0	$0	$376,780	$376,780	$811,641	$811,641
Janice McCracken Erkes	Severance (1)	$0	$0	$0	$0	$397,585	$397,585
	Option vesting (3)	$0	$0	$0	$0	$7,088	$7,088
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0
	Total	$0	$0	$0	$0	$404,673	$404,673
Scott G. Orzehoski	Severance (1)	$0	$0	$0	$0	$181,078	$181,078
	Option vesting (3)	$0	$0	$0	$0	$50,691	$50,691
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0
	Total	$0	$0	$0	$0	$231,768	$231,768
Dale A. Wentz	Severance (1)	$0	$0	$0	$0	$131,626	$131,626
	Option vesting (3)	$0	$0	$0	$0	$49,385	$49,385
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0
	Total	$0	$0	$0	$0	$181,011	$181,011

(1) For severance and welfare continuation payment calculation, and time and form of such payments, see “Employment Agreement and Change in Control”
(2) Assumes no increase in the cost of welfare benefits.
(3) Options vest immediately upon a change in control.

DIRECTOR COMPENSATION

The following table sets forth compensation earned by non-employee directors for the year ended December 31, 2015. Each director of QNB is also a member of the Bank’s Board of Directors.

Fees Earned or
Name and Position	or Paid in Cash
($)
Autumn R. Bayles	19,700
Thomas J. Bisko	28,475
Kenneth F. Brown, Jr.	27,300
Dennis Helf	51,600
G. Arden Link	3,650
Jennifer L. Mann	16,008
Anna Mae Papso	26,600
Gary S. Parzych	28,475
Henry L. Rosenberger	20,675
W. Randall Stauffer	19,050
Scott R. Stevenson	15,358

(1)	Compensation for Mr. Link represents fees paid for meetings attended until his retirement in May 2015.

During 2016, directors, with the exception of Mr. Freeman, will receive an annual fee of $9,000. The Chairman of the Board will receive additional compensation of $15,000. In addition, each director will receive a fee of $750 for each Bank Board meeting attended. Directors are not reimbursed for travel to or from QNB Board meetings. Members of the committees of the Board of Directors will receive $350 for each committee meeting attended, provided the committee meeting was not held as part of a scheduled Board meeting. The Chairperson of the Audit Committee will receive additional compensation of $3,000. In addition, the Chairman of the Compensation Committee will receive additional compensation of $750 and the Chairman of the Building Committee will receive additional compensation of $750.

PROPOSAL 2

NON-BINDING (advisory) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Under the applicable rules of the Securities and Exchange Commission adopted as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, QNB is providing shareholders with a non-binding (advisory) vote on the compensation of QNB’s named executive officers, commonly referred to as a “say on pay” proposal.

Shareholders are being asked to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. These disclosures appear in this proxy statement under the heading “Executive Compensation,” including in the compensation tables and in the narrative discussion following the compensation tables. Accordingly, shareholders may vote on the following resolution:

“RESOLVED, that the compensation paid to QNB’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation table and narrative discussion, included in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors or any committee of the Board of Directors. The Compensation Committee of the Board of Directors will, however, take into account the outcome of the vote when considering future executive compensation programs and arrangements.

Voting Requirements

The affirmative vote of a majority of votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE ADVISORY PROPOSAL TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 3

TO APPROVE AND ADOPT

2016 EMPLOYEE STOCK PURCHASE PLAN

QNB is requesting that shareholders approve the QNB Corp. 2016 Employee Stock Purchase Plan (the “Purchase Plan”). The following summary of major features of the Purchase Plan is subject to the specific provisions in the full text of the Purchase Plan set forth as Exhibit “A” to this Proxy Statement.

The Purchase Plan will permit participants to purchase shares of the Corporation’s common stock directly from the Corporation from authorized but previously unissued shares or shares held in the treasury. The Corporation will use the proceeds it receives from the sale of the common stock pursuant to the Purchase Plan for general corporate purposes. It is the Corporation’s intention that the Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Purpose of the Purchase Plan

The purpose of the Purchase Plan is to provide an incentive for eligible employees to remain in the employ of the Corporation and to devote their best efforts to its success by affording such employees an opportunity to acquire the Corporation’s common stock in a convenient and advantageous manner and to maintain a proprietary interest in the Corporation. The Corporation believes that employees who participate in the Purchase Plan will have a closer identification with the Corporation by virtue of their ability, as shareholders, to participate in the Corporation’s growth and earnings.

Key Terms

The Purchase Plan is designed to meet the requirements of Code Sections 421 and 423 and to reflect prevailing corporate governance and compensation best practices. The following is a summary of the key provisions of the Purchase Plan:

Plan Initial Offering:	June 1, 2016.

Plan Term:

Unless terminated earlier by the Corporation’s Board of Directors, the Purchase Plan will remain in effect until the earlier of the date in which all shares of common stock reserved thereunder have been purchased or May 31, 2021.

Eligible Participants:

Any person, including a Corporation officer, who is an employee of the Corporation for tax purposes and who is customarily employed for at least 20 hours per week and has been continuously employed by the Corporation for at least one year preceding the offering date.

Shares Authorized:	30,000 shares of the Corporation’s common stock, par value $0.625 per share, subject to adjustment at the discretion of the Board of Directors upon changes in the Corporation’s capitalization.

Shares Authorized as a Percent of Outstanding Common Stock:	Less than 1% of shares outstanding on March 22, 2016.

Purchase Price:	At least 90% of the fair market value of the Corporation’s common stock on the offering date but in any event in accordance with Code Section 423.

Share Limits Per Person:	Shares having a fair market value of $15,000 per employee per calendar year.

 Eligibility

Any employee, who, on the offering date, has at least one year of continuous service with the Corporation or a subsidiary of the Corporation, and customarily works at least 20 hours per week is eligible to participate in the Purchase Plan. Non-employee directors of the Corporation are ineligible to participate in the Purchase Plan.

Administration of the Purchase Plan

The Chief Financial Officer administers the Purchase Plan except where the Purchase Plan specifically reserves the determination of matters to the Board of Directors. The Chief Financial Officer has the authority to make final and binding decisions, determinations of all questions of, and interpretations with respect to, the operation of the Purchase Plan. However, if the CFO wholly or partially denies a claim for benefits under the Purchase Plan, the claimant may request the committee of officers appointed by the Board of Directors (the “Committee”) to review the denial of the claim.

Participation in the Purchase Plan

The Board of Directors will, from time to time in its discretion, make offerings to eligible employees to purchase the Corporation’s common stock under the Purchase Plan. The terms and conditions for each such offering shall specify the offering date, the offering price, the offering period and the number of shares of common stock that may be purchased under the offering. It is anticipated, but not required, that additional offering periods of six months each will be made under the Purchase Plan commencing on December 1 and June 1 of each year during the term of the Purchase Plan. The Chief Financial officer will give notice to eligible employees of each offering and the terms and conditions for each offering. Each eligible employee who desires to accept all or any part of the option to purchase shares of common stock under an offering shall signify his or her election to do so by authorizing the corporation, in the form and manner prescribed by the CFO, to make payroll deductions pursuant to the Plan.

Purchasing Stock

A participant may designate that the Corporation use payroll deductions to purchase stock at a rate that is at least 1% and that does not exceed 5% of such participant’s compensation which rate the Board of Directors may change from time to time). Such election and authorization must be made at least 15 days prior to an offering period and shall continue in effect unless and until such participant changes his or her payroll deductions or terminates his or her employment with the Corporation. The price of each share of common stock purchased under the Purchase Plan will be equal to its fair market value as of the end of such offering period less any discount set by the Committee. The Committee has set the discount at 10%, subject to the Committee’s discretion to change the discount from time to time in accordance with the Plan. The Purchase Plan defines “fair market value” as the closing sale price per share as listed on the national securities exchange or consolidated reporting system on which common stock is listed or reported on such date, including the Nasdaq National Market. The number of shares purchased is determined by dividing the payroll deductions for the payroll period by the price paid by the participant.

Limitations

If the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, combination or reclassification of the Corporation’s common stock or similar event affecting the common stock, the Board will appropriately adjust the number of shares available under the Purchase Plan.

The Purchase Plan does not permit a participant to purchase common stock with a fair market value in excess of $15,000 in any one calendar year. These limitations are to ensure, in part, that the Purchase Plan complies with Code requirements.

A participant does not have the rights of a shareholder until the participant actually purchases the shares of stock. A participant may not transfer the right to purchase stock under the Purchase Plan.

Withdrawing from the Purchase Plan

A participant may stop participating in the Purchase Plan at any time by providing notice in the form specified by the CFO. A participant may, at any time, elect to withdraw part or all of the shares of Common Stock, except fractional shares, held in his or her account. Thereafter, a certificate for the number of whole shares which such participant has elected to withdraw shall be issued to him or her. No certificate for fractional shares will be issued, and the value of any fractional shares shall be paid in cash. If a participant terminates employment at the Corporation at any time, participation in the Purchase Plan automatically terminates.

Termination and Amendments

The Board has the power to amend or terminate the Purchase Plan at any time, except that the Board may not, without first obtaining shareholder approval, increase the maximum number of shares reserved under the Purchase Plan other than as otherwise provided in the Purchase Plan, reduce the price at which shares subject to options granted under the Purchase Plan may be purchased, change the definition of subsidiaries eligible to participate in the Purchase Plan, or otherwise materially increase the benefits provided in the Purchase Plan. Unless the Purchase Plan is previously terminated by the Board, it will terminate on May 31, 2021.

Certain Federal Income Tax Consequences of the Purchase Plan

The following summarizes the federal income tax consequences of an employee’s participation in the Purchase Plan. This summary does not address federal employment taxes, state and local income taxes, and other taxes that may be applicable and is not intended to be a complete description of the tax consequences of participation in the Purchase Plan.

The Corporation intends that the Purchase Plan qualify as an “employee stock purchase plan” within the meaning of Code Section 423. As such, a participant will not recognize taxable income upon enrollment in the Purchase Plan or purchasing shares. In general, a participant recognizes taxable income in the year in which the shares of stock purchased under the Purchase Plan is sold or otherwise disposed of (including by gift).

Qualifying Dispositions. If a participant does not dispose of shares acquired pursuant to the Purchase Plan until at least two years have passed from the beginning of the month in which the participant acquired such shares (a “qualifying disposition”), the participant will have ordinary income in the year of the qualifying disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the start of the option period exceeds the purchase price paid for such shares or (ii) 10% of the fair market value of the shares on the start of the option period in which the shares were acquired. The amount of ordinary income will be added to the basis of the stock and any additional gain recognized upon the qualifying disposition will be a long-term capital gain. If the fair market value on the date of the qualifying disposition is less than the purchase price paid for the shares, there will be no ordinary income and any loss will be a long-term capital loss.

Disqualifying Dispositions. If a participant disposes of shares acquired pursuant to the Purchase Plan at any time within two years from the start of the option period in which the participant acquired such shares (a “disqualifying disposition”), the participant will have ordinary income in the year of the disqualifying disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price. The amount of the ordinary income will be added to the basis of the stock, and any resulting gain or loss upon the disposition will be a capital gain or loss. The capital gain or loss will be long-term if the participant holds the stock for more than one year.

When a participant disposes of shares acquired under the Purchase Plan in a disqualifying disposition, the Corporation may take a deduction for federal income tax purposes in an amount equal to the ordinary income the participant recognizes in the disposition. The Corporation is not entitled to any other deductions if shares are disposed of in a qualifying disposition. Participants may be limited in their ability to take capital losses that they may incur. Maximum tax rates applicable to capital gains vary, so treatment of any particular participant’s capital gains will also vary.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2015.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
	(a)	(b)	(c)
Equity compensation plans approved by QNB shareholders
2005 Stock option plan	82,875	$24.33	-
2011 Employee stock purchase plan	-	-	14,024
2015 Stock option plan	-	-	300,000
Equity compensation plans not approved by QNB shareholders
None	-	-	-
Total	82,875	$24.33	314,024

New Plan Benefits

It is not possible to determine the number of shares of stock that any particular individual, including any of the named executive officers, will purchase under the Purchase Plan in the future.

Voting Requirements

The affirmative vote of a majority of votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE 2016 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

Independent Registered Public Accounting Firm

Our Board’s Audit Committee is comprised entirely of directors who are independent pursuant to the rules adopted by the Securities and Exchange Commission (SEC) and the corporate governance standards promulgated by the NASDAQ Stock Market. Among other things, the Board has determined that each member has a general understanding of finance and accounting practices. The Board made these determinations in its business judgment, based on its interpretation of the Nasdaq Stock Market’s requirements for audit committee members.

Under the Audit Committee’s charter, the Committee is responsible for selecting QNB’s independent registered public accounting firm. The Committee evaluates and monitors the auditors’ qualifications, performance and independence. You can learn more about the committee’s responsibilities with respect to the independent registered public accounting firm in the Committee’s charter, which is available on QNB’s website at www.qnbbank.com under “Governance Documents”.

Based on the recommendation of the Audit Committee, the Board unanimously recommends that shareholders vote to ratify the Audit Committee’s selection of Baker Tilly Virchow Krause, LLP as QNB’s independent registered public accounting firm for 2016.

Representatives of Baker Tilly Virchow Krause, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions presented at the Annual Meeting.

Voting Requirements

The affirmative vote of a majority of the votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

In the event that the shareholders do not ratify the selection of Baker Tilly Virchow Krause, LLP, the selection of QNB’s independent registered public accounting firm will be reconsidered by the Audit Committee. The Committee will be under no obligation, however, to select a new independent registered public accounting firm. If the Committee does select a new independent registered public accounting firm for 2016, we will not seek shareholder ratification of the new independent registered public accounting firm selected by the Committee.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS QNB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

QNB and the Bank have not entered into any material transactions, proposed or consummated, with any director or executive officer, or any 5% security holder, of QNB or the Bank, or any associate of the foregoing persons, except as disclosed below. QNB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of QNB and the Bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other Bank customers. The Bank makes loans to its officers and directors, as well as their immediate families and companies, in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and these loans did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 29, 2016, to the above described group was $8,654,000.

SHAREHOLDER COMMUNICATIONS

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by QNB from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. Written communication should be mailed to the CEO at the Corporation's offices at P.O. Box 9005, Quakertown, PA 18951.

NOMINATIONS AND SHAREHOLDER PROPOSALS

Nominations of individuals for election to the Board of Directors may be made by any shareholder if made in writing and delivered or mailed to the CEO of QNB, not less than 45 days or more than 60 days prior to any shareholder meeting called for the election of directors; provided, however, that if less than 21 days’ notice of the meeting is given to shareholders, the nomination shall be mailed or delivered to the CEO of QNB not later than the close of business on the 7th day following the day on which the notice of the meeting was mailed. The notification must contain the following information to the extent known to the notifying shareholder:

(a)	the name and address of each proposed nominee;
(b)	the principal occupation of each proposed nominee;
(c)	the total number of shares of QNB common stock that will be voted for each proposed nominee;
(d)	the name and residential address of the notifying shareholder; and
(e)	the number of shares of QNB common stock owned by the notifying shareholder.

Nominations not made in accordance with these provisions may be disregarded by the Chairman at the annual meeting.

If you wish to include a proposal in the Proxy Statement for the 2017 Annual Meeting of Shareholders under applicable SEC rules, your written proposal must be received by the Corporation no later than December 15, 2016. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC, the laws of Pennsylvania, and the Corporation’s Bylaws. Shareholder proposals may be mailed to the Secretary of QNB, QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005.

The rules of the SEC provide that, if the Corporation does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Corporation will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting. The deadline for these proposals for the year 2017 annual meeting is February 26, 2017. If a shareholder gives notice of such a proposal after this deadline, the Corporation’s proxy holders will be allowed to use their discretionary authority to vote against the shareholder proposal when and if the proposal is raised at our 2017 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires QNB's officers and directors and persons who own more than 10% of QNB's common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% owners are required by SEC regulations to furnish QNB with copies of all Section 16(a) forms they file.

To the Board of Directors’ knowledge, based solely on review of the copies of such reports furnished to QNB during fiscal year ended December 31, 2015, no director, officer or beneficial owner of more than 10% of the Corporation’s common stock failed to file on a timely basis any report required by Section 16(a) of the Exchange Act.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than those matters described in the proxy statement and the accompanying notice of annual meeting. However, if any other matters should properly come before the annual meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies or the recommendation of the Board of Directors.

If there are not sufficient votes for approval of any of the matters to be acted upon at the annual meeting, the annual meeting may be adjourned to permit the further solicitation of proxies.

MISCELLANEOUS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the QNB’s Proxy Statement may have been sent to multiple shareholders in your household. QNB will promptly deliver a separate copy of the document to you if you request one by writing or calling as follows: Jean Scholl at QNB Corp., P.O. Box 9005, Quakertown, PA 18951-9005, telephone (215) 538-5600. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

UPON REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015, INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13a-1 UNDER THE EXCHANGE ACT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE CORPORATION’S ASSISTANT SECRETARY AT QNB CORP., P.O. BOX 9005, QUAKERTOWN, PA 18951-9005.

Exhibit A

QNB CORP.

2016 EMPLOYEE STOCK PURCHASE PLAN

1.     PURPOSE. The purpose of the QNB Corp. 2016 Employee Stock Purchase Plan is to provide an incentive for Eligible Employees to remain in the employ of the Corporation and to devote their best efforts to its success by affording such employees an opportunity to acquire the Corporation’s Common Stock in a convenient and advantageous manner and to maintain a proprietary interest in the Corporation. The Plan is intended to be an “Employee Stock Purchase Plan”, pursuant to Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.     DEFINITIONS. Whenever used in the Plan:

(a)	“Alternative Offering Price” means 90% of the Fair Market Value of Common Stock on the last day of the Offering Period (November 30 or May 31) next following the beginning of the Offering Period.

(b)	“Beneficiary” means the person designated by an Eligible Employee, in accordance with Section 11(e), to make the elections prescribed in Section 11(d) in the event of such Eligible Employee’s death.

(c)	“Board” means the Board of Directors of QNB Corp.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)

“Committee” means the Committee of officers appointed by the Corporation’s Board of Directors. The initial members of the Committee shall be, David W. Freeman, Chief Executive Officer/President, Janice McCracken, Chief Financial Officer and Jean M. Scholl, Assistant Corporate Secretary.

(f)	“Common Stock” means the Common Stock, par value $.625 per share, of the Corporation, adjusted in accordance with Section 17 of the Plan.

(g)

“Compensation” means the Eligible Employee’s wages, salaries, fees for professional services and other amounts received for professional services actually rendered in the course of employment with the Corporation to the extent that the amounts are includible in gross income (including but not limited to, commissions paid to salesmen, compensation for services on the basis of percentage of the profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a non-accountable plan (as described in Treasury Regulation 1.62-2(c)) for a Plan Year.

(h)	“Corporation” means QNB Corp. and such of its Subsidiaries existing as of the effective date of the adoption of the Plan, or thereafter acquired, as may be designated from time to time by the Board.

(i)	“Disability” means total disability as defined in the long-term disability plan of the Corporation.

(j)

“Eligible Employee” means any person, including a Corporation officer, who is an employee of the Corporation for tax purposes and who is customarily employed for at least twenty (20) hours per week and has been continuously employed by the Corporation for at least one year preceding the Offering Date. Notwithstanding the foregoing, an employee shall be deemed to be continuously employment in the case of (i) a bona fide leave of absence (including sick leave, military leave, or any other bona fide leave of absence approved by the Plan Administrator), provided that such leave is for a period of not more than three months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (ii) transfers between locations of the Corporation or between the Corporation and its Subsidiaries.

(k)

“Fair Market Value” means the closing bid price of Common Stock as reported by a national securities exchange or consolidated reporting system, as the case may be, on which the shares of Common Stock are traded on such date, including the NASDAQ National Market.

Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an option shall be inconsistent with Section 423 of the Code or regulations thereunder.

(l)	“Offering Date” means each June 1 or December 1 during the term of the Plan, the days designated by the Board for any offering made under the Plan.

(m)

“Offering Period” means the period of six (6) months for each offering made under the Plan commencing on each Offering Date, during which payroll deductions shall be made from the Compensation of Eligible Employees granted an option under the offering.

(n)

“Offering Price” means the percentage, which must be at least 90%, as the Committee may determine in its discretion from time to time, of the Fair Market Value of Common Stock on an Offering Date (June 1 or December 1) of each year during the term of the Plan.

(o)	“Plan” means the QNB Corp. 2016 Employee Stock Purchase Plan, as amended from time to time.

(p)	“Plan Administrator” means the person or entity appointed by the Board to administer the Plan in accordance with Section 3.

(q)	“Retirement” means retirement as defined under the QNB Bank Retirement Savings Plan or any applicable pension plan of a Subsidiary.

(r)

“Subsidiary” means a domestic or foreign subsidiary corporation of QNB Corp., of which not less than 50% of the voting shares are held by the Corporation or by a Subsidiary, whether or not such Corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

3.     ADMINISTRATION.

(a)

The Chief Financial Officer shall serve as Plan Administrator. Except where the Plan specifically reserves the determination of matters to the Board, the Plan shall be administered by the Plan Administrator. In addition to the Plan Administrator’s duties with respect to the Plan stated elsewhere in the Plan, the Plan Administrator shall have full authority, consistently with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as are deemed desirable and to make all other determinations necessary or desirable for the administration of the Plan. Except as provided in paragraph (b), all decisions, determinations and interpretations of the Plan Administrator shall be binding upon all persons participating in the Plan.

(b)

If a claim for benefits under the Plan is wholly or partially denied by the Plan Administrator, the claimant may request the Committee to review the denial of his or her claim. The Committee shall make a decision and furnish such decision to the claimant and the Plan Administrator within a reasonable period of time after the request for review is made. All decisions of the Committee shall be final and binding upon all persons participating in the Plan.

(c)

It is intended that the Plan shall constitute an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Code. The Plan Administrator shall administer the Plan in such a manner as to carry out this intention.

4.     SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock that may be purchased pursuant to options granted under the Plan is 30,000 shares, subject to adjustment pursuant to Section 17. All options granted pursuant to the Plan shall be subject to the same rights and privileges. The shares of Common Stock delivered by the Corporation pursuant to the Plan may be previously issued shares reacquired by the Corporation or authorized but unissued shares. If any option expires or terminates for any reason without having been exercised in full, the shares covered by the unexercised portion of such option shall again be available for options within the limit specified above.

5.     OFFERINGS. Subject to the provisions of the Plan, the Board shall from time to time in its discretion make offerings to Eligible Employees to purchase Common Stock under the Plan. The terms and conditions for each such offering shall specify the Offering Date, the Offering Price, the Offering Period and the number of shares of Common Stock that may be purchased under the offering. It is anticipated, but not required, that additional Offering Periods of six months each will be made under the Plan commencing on December 1 and June 1 of each year during the term of the Plan. The initial offering will commence on June 1, 2016.

6.     NUMBER OF SHARES EMPLOYEE MAY PURCHASE.

(a)

Pursuant to any offering made under the Plan, and subject to the provisions of the Plan, no Eligible Employee may be granted an option to purchase shares of Common Stock under the Plan that would permit him or her to purchase shares of Common Stock that exceed $15,000 of Fair Market Value of such stock (determined at the time such option was granted) for each calendar year for which such option was outstanding. The Board may change from time to time the total dollar limit of shares that may be purchased by an Eligible Employee for each calendar year for which such option was outstanding, but not to exceed the limitations contained in Section 423 of the Code.

(b)

No Eligible Employee may be granted an option to purchase shares of Common Stock under the Plan if such Eligible Employee, immediately after the option is granted, would own stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Corporation or its Subsidiaries. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the Eligible Employee may purchase under outstanding stock options shall be treated as stock owned by such Eligible Employee.

7.     METHOD OF PARTICIPATION.

(a)	The Plan Administrator shall give notice to Eligible Employees of each offering of options to purchase shares of Common Stock pursuant to the Plan and the terms and conditions for each offering.

(b)

Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so by authorizing the Corporation, in the form and manner prescribed by the Plan Administrator, to make payroll deductions in any whole percentage of Compensation of at least 1 percent (1%) and not more than 5 percent (5%). Such election and authorization must be made at least 15 days prior to an Offering Period and shall continue in effect unless and until such Eligible Employee changes his or her payroll deductions or terminates his or her employment with the Corporation, as provided in Section 8 and 11 respectively.

(c)	The Board may change from time to time the minimum and maximum percentage limits of payroll deductions set forth in Section 7(b) of the Plan.

8.     PAYROLL DEDUCTIONS.

(a)

The percentage of Compensation elected by each Eligible Employee for the purchase of shares of Common Stock covered by the option granted to such Eligible Employee in any offering shall be deducted during the Offering Period specified in the offering through regular payroll deductions, and shall be credited to an account maintained in his or her name. The percentage of Compensation so deducted may not be increased or decreased by the Eligible Employee at any time during the Offering Period except as provided in Sections 7(b) and 8(b) of the Plan.

(b)

To the extent necessary to comply with the provisions of Section 423(b) of the Code, at any time during the Offering Period for any offering, an Eligible Employee granted an option to purchase shares of Common Stock under such offering may direct the Corporation to suspend further payroll deductions with respect to such option, in which case all payroll deductions with respect to such option shall cease as soon as administratively practical. In that event, any amounts already credited to his or her account during the Offering Period in which such suspension occurs shall be retained by the Corporation until the end of such Offering Period, at which time such amounts shall be used to purchase shares under the option in accordance with Section 9. An Eligible Employee who has suspended further payroll deductions may direct the Corporation to reinstate deductions at the next Offering Period. An Eligible Employee’s election to suspend payroll deductions, or to reinstate deductions, shall be made by the filing of a notice with the Plan Administrator in the form and manner and within the time period prescribed by the Plan Administrator, and such changes shall be effective as soon as administratively practical.

9.     EXERCISE OF OPTIONS AND PURCHASE OF SHARES.

(a)

Unless an Eligible Employee granted an option under any offering has subsequently suspended payroll deductions pursuant to Section 8, such option shall be deemed to have been exercised as of the last day of the Offering Period for such offering and shall become on such date an irrevocable obligation to purchase Common Stock in accordance with the provisions of the Plan. The number of shares of Common Stock purchased each Offering Period by each such Eligible Employee shall be determined by dividing (i) the amount (including all payroll deductions) accumulated in his or her account during such Offering Period by (ii) [the lower of] the Offering Price [or the Alternative Offering Price], but in no event shall the aggregate number of shares purchased in any Offering Period exceed the maximum number of shares such Eligible Employee was entitled to purchase pursuant to the limitations provided in Section 6. The shares of Common Stock purchased by each such Eligible Employee pursuant to this Section 9 shall be credited to such Eligible Employee’s account, and shall be held in such account until withdrawn, distributed or sold pursuant to Section 10, 11 or 19, whichever is applicable. Any dividends paid by the Corporation on shares credited to an Eligible Employee’s account shall be paid in cash directly to the Eligible Employee.

(b)

If, with respect to any offering made under the Plan, the Eligible Employees participating in the offering become entitled at the end of the Offering Period to purchase more than the aggregate number of shares of Common Stock specified by the Board as available under the offering, number of shares of Common Stock purchased by each Eligible Employee shall be reduced proportionately so that the maximum number of available shares for the offering is not exceeded, and any amounts remaining in the accounts of Eligible Employees shall be refunded to each as soon as practicable thereafter.

10.    WITHDRAWAL OF SHARES.

(a)

An Eligible Employee may, at any time, elect to withdraw part or all of the shares of Common Stock, except fractional shares, held in his or her account pursuant to Section 9. As soon as practicable thereafter, a certificate for the number of whole shares which such Eligible Employee has elected to withdraw shall be issued to him or her. No certificate for fractional shares shall be issued and the value of any such fractional shares, as determined by the Plan Administrator, shall be paid in cash.

(b)

An Eligible Employee’s election to withdraw shares of Common Stock pursuant to paragraph (a) shall be made by the filing of a notice with the Plan Administrator in the form and manner prescribed by the Plan Administrator.

11.    RIGHTS UPON DEATH OR OTHER TERMINATION OF EMPLOYMENT.

(a)

If the employment of an Eligible Employee granted an option to purchase shares of Common Stock under any offering terminates during the Offering Period for such offering because of (i) death, (ii) Disability, or (iii) Retirement within three months of the end of the Offering Period, the Eligible Employee or, if applicable, such Eligible Employee’s Beneficiary or estate representative, may elect to (i) cancel the option, in which event the Corporation shall distribute the balance in such Eligible Employee’s account as soon as practicable thereafter, or (ii) exercise the semi-annual installment of the option for the Offering Period during which such termination of employment occurs, in which event any amounts already credited to such Eligible Employee’s account during such Offering Period shall be retained by the Corporation until the end of such Offering Period, at which time such amounts shall be used to purchase shares under the option in accordance with Section 9, and as soon as practicable thereafter the Corporation shall distribute the balance of such account.

(b)

If the employment of an Eligible Employee granted an option under any offering terminates for any reason other than death, Disability or Retirement within three month of the end of the Offering Period, the Corporation shall distribute such Eligible Employee’s account as soon as practicable thereafter.

(c)

If shares of Common Stock represent any portion of the balance in an Eligible Employee’s account which is required to be distributed pursuant to paragraph (a) or (b) of this section, the Eligible Employee or, if applicable, such Eligible Employee’s Beneficiary or estate representative, may elect to receive a distribution of such shares, in which event a certificate for such shares shall be issued, provided that no certificate for fractional shares shall be issued and the value of any remaining amounts, as determined by the Plan Administrator, shall be distributed in cash.

(d)

An election pursuant to paragraph (a) or (c) of this section shall be made by the filing of a notice with the Plan Administrator in the form and manner and within the time period prescribed by the Plan Administrator. If no such notice is filed within the time period prescribed by the Plan Administrator, (i) in the case of the election provided in paragraph (a), the Corporation shall treat the option as canceled in accordance with subdivision (i) of that paragraph, and (ii) in the case of the election provided in paragraph (c), the Plan Administrator shall distribute certificates for the shares in accordance with that paragraph.

(e)

Each Eligible Employee may designate a Beneficiary, in the form and manner prescribed by the Plan Administrator, to make the elections prescribed in paragraph (d) of the section in the event of such Eligible Employee’s death. Such Beneficiary designation may be changed by the Eligible Employee at any time. If there is no valid Beneficiary designation at the time of the Eligible Employee’s death (because the designated Beneficiary predeceased the Eligible Employee for any other reason), the election shall be made by the executor or administrator who is the representative of the Eligible Employee’s estate.

12.     SHAREHOLDER RIGHTS. An Eligible Employee granted an option to purchase shares of Common Stock under the Plan shall not be entitled to any rights as a shareholder with respect to any shares covered by such option until such shares shall have been registered on the transfer books of QNB Corp. in the name of such person.

13.     RIGHTS NOT TRANSFERABLE. An Eligible Employee’s rights under the Plan are exercisable, during his or her lifetime, only by such employee and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer such rights shall be void and shall automatically cause the option held by the Eligible Employee to be terminated. In such event, any cash remaining in the account of such Eligible Employee shall be refunded to him or her.

14.     NOTICE OF PREMATURE DISPOSITION. If within two years after the date of grant of an option to an Eligible Employee under the Plan or within one year after the transfer of shares of Common Stock to such Eligible Employee on any exercise of the option, the Eligible Employee makes a disposition (as defined in Section 424(c) of the Code) of shares of such Common Stock, such Eligible Employee shall notify the Plan Administrator within 10 days after such disposition.

15.     USE OF PROCEEDS. The proceeds received by the Corporation from the sale by it of shares of Common Stock to persons exercising options pursuant to the Plan will be used for the general purposes of the Corporation.

16.     LAWS, REGULATIONS AND LISTINGS. All rights granted or to be granted to Eligible Employees under the Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for the Plan including without limitation, there being a current registration statement covering the offer of shares of Common Stock purchasable under options on the last day of the Offering Period applicable to such options. If a registration statement shall not then be effective, the term of such options and the Offering Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto, but in no event later than 27 months after the date such options were granted. In addition, all rights are subject to the due listing of such shares of Common Stock on any stock exchanges where the Common Stock is listed.

17.     ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If there is a change in the number or kind of outstanding shares of Common Stock of QNB Corp., by reason of a stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination or reclassification of the Common Stock, including any change in the number of shares of Common Stock in connection with a change of domicile of the Corporation, or any increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Corporation, including the conversion of any convertible securities, appropriate adjustments shall be made by the Board to the number and kind of shares available for options, the Offering Price and Alternative Offering Price, and other relevant provisions, to the extent that the Board, in its sole discretion, determines that such change makes the adjustments necessary or equitable, which adjustments shall be final, binding and conclusive.

18.     NO EMPLOYMENT RIGHTS. Nothing in the Plan shall confer upon any employee of the Corporation any right to continued employment, or interfere with the right of the Corporation to terminate his or her employment at any time.

19.     TERMINATION; AMENDMENTS.

(a)

The Board may, at any time, terminate the Plan. Unless the Plan shall previously have been terminated by the Board, it shall terminate on May 31, 2021. No option may be granted after such termination. Upon termination of the Plan, shares of Common Stock held in the accounts of Eligible Employees shall be issued to them, and cash, if any, remaining in such accounts shall be refunded to them, unless such shares and cash are transferred to a successor plan, if any, at the election of the Eligible Employee.

(b)

The Board may, at any time or times, amend the Plan or amend any outstanding options or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.

(c)

Except as provided in Section 17, no such amendment of the Plan shall, without the approval of the shareholders of QNB Corp. (which shall not occur more frequently than once every six months): (i) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan; (ii) reduce the price at which shares of Common Stock subject to options granted under the Plan may be purchased; (iii) change the definition of Subsidiaries eligible to participate in the Plan; or (iv) materially increase the benefits accruing to participants in the Plan.

(d)	No termination or amendment of the Plan shall, without the consent of an Eligible Employee, adversely affect the Eligible Employee’s rights under any option previously granted under the Plan.

20.     EFFECTIVE DATE. The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted to the shareholders of QNB Corp. within 12 months of such adoption for approval in accordance with corporate law of the Commonwealth of Pennsylvania, and if not approved by such shareholders shall be of no force and effect.

IN WITNESS WHEREOF, the Corporation has caused the Plan to be duly executed by its officers as of the 23rd day of February, 2016.

(SEAL)

Attest: /s/ Janice McCracken Erkes -------------------- Janice McCracken Erkes Chief Financial Officer	QNB CORP. /s/ David W. Freeman ------------------------- David W. Freeman CEO/President

QNB CORP.

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Withhold
01 – Autumn R. Bayles	☐	☐
02 – David W. Freeman	☐	☐
03 – Gary S. Parzych	☐	☐

5. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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QNB Corp.

2016 Annual Meeting of Shareholders

Tuesday, May 24, 2016, 11:00 a.m.

QNB Towne Bank Center
320 West Broad Street, Quakertown, PA 18951

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

QNB CORP.

Proxy — QNB Corp.

Notice of 2016 Annual Meeting of Shareholders

320 West Broad Street Quakertown, PA 18951
Proxy Solicited by Board of Directors for Annual Meeting - May 24, 2016

Norman L. Baringer, Charles M. Meredith, III and Edgar L. Stauffer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of QNB Corp. to be held on May 24, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder on the reverse side hereof. If no such directions are indicated, the Proxies will have authority to vote FOR all director nominees, FOR the approval of the compensation of our named executive officers, FOR the approval of the 2016 Employee Stock Purchase Plan and FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as QNB's independent registered public accounting firm for 2016.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)